Exhibit 32.1

CERTIFICATION PURSUANT TO
 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, C. Leo Smith, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Quarterly Report on Form 10-Q of Osler Incorporated for the period ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Osler Incorporated.

Dated: May 4, 2010

/s/ C. Leo Smith

C. Leo Smith, President,
Chief Executive Officer and
Chief Financial Officer